UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2011

CLIFFS NATURAL RESOURCES INC.

(Exact Name of Registrant as Specified in Its Charter)

OHIO	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square, Suite 3300, Cleveland, Ohio		44114-2315
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216-694-5700)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

On February 16, 2011, Cliffs Natural Resources Inc. issued a news release announcing the fourth-quarter and full-year financial results for the periods ended December 31, 2010, a copy of which is attached as Exhibit 99(a) to this Current Report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit

99(a)	Cliffs Natural Resources Inc. published a news release on February 16, 2011 captioned, “Cliffs Natural Resources Inc. Reports Fourth-Quarter and Full-Year 2010 Results”	Filed Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLIFFS NATURAL RESOURCES INC.

By:	/s/ Gina K. Gunning
Name: Gina K. Gunning
Title: General Counsel, Corporate Affairs and Secretary

Dated: February 16, 2011

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99(a)	Cliffs Natural Resources Inc. published a news release on February 16, 2011 captioned, “Cliffs Natural Resources Inc. Reports Fourth-Quarter and Full-Year 2010 Results”	Filed Herewith